Exhibit 99.10
(Text of graph posted to Ashland Inc.'s website concerning
Ashland Consumer Markets sales)

Monthly Sales ($ in millions)

	2009	2010	2011	2012	2013
January	128.6	129.0	146.2	166.5	165.8
February	127.3	133.9	139.3	170.2
March	151.6	167.3	206.0	183.5
April	144.4	151.3	179.2	182.5
May	133.9	155.4	158.7	173.9
June	162.6	156.5	184.3	160.1
July	145.6	148.2	168.9	169.8
August	141.8	159.2	183.7	182.1
September	126.7	154.0	164.3	170.3
October	144.2	151.5	159.3	178.7
November	124.8	144.2	159.6	159.5
December	131.2	144.8	156.2	142.6

12 Month Rolling Average ($ in millions)

	2009	2010	2011	2012	2013
January	138.5	138.6	151.0	168.8	169.9
February	138.5	139.1	151.5	171.4
March	139.7	140.5	154.7	169.5
April	138.9	141.0	157.0	169.8
May	139.2	142.8	157.3	171.1
June	140.8	142.3	159.6	169.1
July	140.4	142.5	161.4	169.1
August	139.9	144.0	163.4	169.0
September	137.5	146.3	164.3	169.5
October	137.5	146.9	164.9	171.1
November	138.0	148.5	166.2	171.1
December	138.6	149.6	167.1	170.0